Derivatives	12 Months Ended
Dec. 31, 2017
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Derivatives

25 Derivatives

	Derivative asset		Derivative liability
	2017	2016	2017	2016
Derivatives for general account
Derivatives not designated in a hedge	5,081	6,533	6,716	8,280
Derivatives designated as fair value hedges	32	45	48	119
Derivatives designated as cash flow hedges	393	1,234	233	250
Derivatives designated as Net foreign investment hedges	57	104	57	123
	5,563	7,916	7,053	8,771

Derivatives for account of policyholders
Derivatives not designated in a hedge	349	402	76	107
	349	402	76	107

Total derivatives 1)	5,912	8,318	7,130	8,878

[1]	Refer to note 47 Fair value for a summary of all financial assets and financial liabilities at fair value through profit or loss.

The fair value of derivatives on both the asset and liability side of the consolidated statement of financial position decreased during 2017 mainly due to changes in interest rates and other market movements during the year, as well as purchases, disposals and maturities. The divestment of the payout annuity business and Bank Owned Life Insurance / Corporate Owned Life Insurance (BOLI/ COLI) business in the Americas contributed to the decrease of derivative assets with EUR 259 million compared to December 31, 2016. See note 47 Fair value for details on fair value measurement of derivatives.

Of the derivatives EUR 495 million (2016: EUR 1,030 million) and EUR 949 million (2016: EUR 2,537 million) are current derivative assets and liabilities respectively.

Aegon the Netherlands partially hedges the risk of future longevity increases in the Netherlands related to a part of its insurance liabilities. These longevity derivatives are constructed to pay out if the mortality rates in future years have decreased more than a pre-determined percentage compared with the base scenario at the moment of signing the contract.

The above mentioned transactions are used to enhance Aegon’s risk-return profile and to improve capital efficiency.

The derivatives are measured at fair value through profit or loss in accordance with IAS 39. The value of the longevity derivatives are calculated using an internal model as there is no active market for this type of derivatives. For more details refer to the paragraph on underwriting risk included in note 36 Insurance contracts and the paragraph on derivatives included in note 47 Fair value.

Use of derivatives

Derivatives not designated in a hedge - general account

	Derivative asset		Derivative liability
Derivatives not designated in a hedge – general account	2017	2016	2017	2016
Derivatives held as an economic hedge	4,933	6,398	4,774	6,122
Bifurcated embedded derivatives	13	12	1,937	2,192
Other	134	124	5	(35)
Total	5,081	6,533	6,716	8,280

Aegon utilizes derivative instruments as a part of its asset liability risk management practices. The derivatives held for risk management purposes are classified as economic hedges to the extent that they do not qualify for hedge accounting, or that Aegon has elected not to apply hedge accounting. The economic hedges of certain exposures relate to an existing asset, liability or future reinvestment risk. In all cases, these are in accordance with internal risk guidelines and are closely monitored for continuing compliance.

Bifurcated embedded derivatives that are not closely related to the host contracts have been bifurcated and recorded at fair value in the consolidated statement of financial position. These bifurcated embedded derivatives are embedded in various institutional products, modified coinsurance and unit-linked insurance contracts in the form of guarantees for minimum benefits. Please refer to note 38 Guarantees in insurance contracts for more disclosures about these guarantees.

CDSs

Aegon has entered into free-standing credit derivative transactions. The positions outstanding at the end of the year were:

		2017		2016
	Notional	Fair value	Notional	Fair value
CDSs	3,606	92	4,466	51

		2017		2016
Credit derivative disclosure by quality	Notional	Fair value	Notional	Fair value
AAA	4	-	1	-
AA	83	2	483	2
A	750	15	763	7
BBB	2,392	68	2,849	41
BB	357	8	243	-
B or lower	21	-	128	3
Total	3,606	92	4,466	51

Certain derivatives are used to add risk by selling protection in the form of single name and index based credit default swaps. Another strategy used is to synthetically replicate corporate and government credit exposures with credit derivatives. This involves the purchase of high quality, low risk assets and the sale of credit derivatives. The table above provides a breakdown to credit quality of these credit derivatives.

Derivatives designated as fair value hedges

Aegon’s fair value hedges consist mainly of interest rate swaps, swaptions, equity and fixed income total return swaps, equity options, equity futures, bond futures and variance swaps that are used to protect against changes in the fair value of interest rate and equity sensitive instruments or liabilities. Gains and losses on derivatives designated under fair value hedge accounting are recognized in the income statement. The effective portion of the fair value change on the hedged item is also recognized in the income statement. As a result, only the net accounting ineffectiveness has an impact on the net result.

Aegon has entered into interest rate swap agreements that effectively convert certain fixed-rate assets and liabilities to a floating-rate basis (generally to six months or less LIBOR). These hedges are used for portfolio management to better match assets to liabilities or to protect the value of the hedged item from interest rate movements. These agreements involve the payment or receipt of fixed-rate interest amounts in exchange for floating-rate interest amounts over the life of the agreement without the exchange of the underlying principal amounts. Some of the arrangements use forward starting swaps to better match the duration of assets and liabilities.

Aegon has entered into cross-currency interest rate swap agreements that effectively convert certain foreign currency fixed-rate and floating-rate assets and liabilities to US dollar floating-rate assets and liabilities. These agreements involve the exchange of the underlying principal amounts.

For the years ended December 31, 2017, 2016, and 2015, Aegon recognized gains and (losses) related to the ineffectiveness portion of designated fair value hedges of EUR (6) million, EUR 26 million and EUR (17) million respectively. No portion of derivatives was excluded when assessing hedge effectiveness.

Derivatives designated as cash flow hedges

Aegon has entered primarily into interest rate swap agreements that effectively convert certain variable-rate assets and liabilities to a fixed-rate basis in order to match the cash flows of the assets and liabilities within Aegon’s portfolio more closely. These agreements involve the payment or receipt of variable-rate interest amounts in exchange for fixed-rate interest amounts over the life of the agreement without the exchange of the underlying principal amounts. Aegon hedges its exposure to the variability of future cash flows from the interest rate movements for terms up to 28 years for hedges converting existing floating-rate assets and liabilities to fixed-rate assets.

Aegon uses forward starting interest rate swap agreements to hedge the variability in future cash flows associated with the forecasted purchase of fixed-income assets. These agreements reduce the impact of future interest rate changes on the forecasted transaction. Fair value adjustments for these interest rate swaps are deferred and recorded in equity until the occurrence of the forecasted transaction at which time the interest rate swaps will be terminated. The accumulated gain or loss in equity will be amortized into investment income as the acquired asset affects income. Aegon hedges its exposure to the variability of future cash flows from interest rate movements for terms up to 26 years. The cash flows from these hedging instruments are expected to affect the profit and loss for approximately the next 35 years. For the year ended December 31, 2017, the contracts for which cash flow hedge accounting was terminated resulted in deferred gains of EUR 598 million (2016: EUR 407 million) that are recognized directly in equity to be reclassified into net income during the period when the cash flows occur of the underlying hedged items. During the year ended December 31, 2017, EUR 248 million of Aegon’s cash flow hedges were discontinued, due to the divestment of the payout annuity and BOLI/COLI businesses. Refer to note 51 Business combinations for more details regarding this divestment. Outside of this transaction no other of Aegon’s cash flow hedges were discontinued as it was highly probable that the original forecasted transactions would occur by the end of the originally specified time period documented at the inception of the hedging relationship. Aegon projects investment needs many years into the future in order to support the insurance liabilities and pay all contractual obligations arising from the policies in force today.

In addition, Aegon also makes use of cross currency swaps to convert variable or fixed foreign currency cash flows into fixed cash flows in local currencies. The cash flows from these hedging instruments are expected to occur over the next 19 years. These agreements involve the exchange of the underlying principal amounts.

For the year ended December 31, 2017, Aegon recognized EUR 0 million of hedge ineffectiveness on cash flow hedges (2016: EUR 5 million gain; 2015: EUR 4 million gain). In 2017, EUR 113 million loss was reclassified from equity into investment income (2016: EUR 37 million loss, 2015: EUR 13 million loss). The amount of deferred gains or losses to be reclassified from equity into net income during the next 12 months is expected to be EUR 63 million gain.

The periods when the cash flows are expected to occur are as follows:

	< 1 year	1 – 5 years	5 – 10 years	> 10 years	2017 Total
Cash inflows	78	315	312	5,648	6,352
Cash outflows	-	1	4	-	5
Net cash flows	78	314	309	5,648	6,348

	< 1 year	1 – 5 years	5 – 10 years	> 10 years	2016 Total
Cash inflows	319	1,326	888	8,338	10,870
Cash outflows	-	1	4	-	5
Net cash flows	318	1,325	883	8,338	10,864

Net foreign investment hedges

Aegon funds its investments in insurance subsidiaries with a mixture of debt and equity. Aegon aims to denominate debt funding in the same currency as the functional currency of the investment. Investments outside the eurozone, the United States and the United Kingdom are funded in euros. When the debt funding of investments is not in the functional currency of the investment, Aegon uses derivatives to swap the currency exposure of the debt instrument to the appropriate functional currency. This policy will ensure that total capital will reflect currency movements without distorting debt to shareholders’ equity ratios. Aegon utilizes various financial instruments as designated hedging instruments of its foreign investments. These instruments include long-term and short-term borrowings, short-term debts to credit institutions, cross currency swap contracts and forward foreign exchange contracts.